UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 14, 2014

Date of Report (Date of earliest event reported)

KONA GRILL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7150 E. Camelback Road, Suite 220

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 922-8100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2014, Kona Grill, Inc. (“the Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). For more information on the following proposals, see the company’s proxy statement dated March 31, 2014, the relevant portions of which are incorporated herein by reference. Below are the final voting results.

(1)	The stockholders elected each of the Class III directors to serve for a three-year term expiring in 2017:

	For	Against	Broker Non-Votes
Berke Bakay	6,590,619	108,214	1,248,769
Richard J. Hauser	6,614,038	84,795	1,248,769

(2)	The stockholders ratified the appointment of Ernst & Young LLP as the independent auditor for the fiscal year ending December 31, 2014:

For	7,861,543	98.9%
Against	85,935	1.1%
Abstain	124	0.0%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing Chief Financial Officer